SECURITIES & EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 or 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):

April 24, 2002

OneLink, Inc.

(Exact name of small business issuer as specified in its charter)

Commission file number:  0-25764

Minnesota	41-1675041
(State or other jurisdiction	(IRS Employer
of incorporation or organization)	Identification No.)

10340 Viking Drive, Suite 150	55344
Eden Prairie, MN	(Zip Code)
(Address of principal executive offices)

952-996-9000

(Registrant’s telephone number, including area code)

Item 5. OTHER EVENTS

                The Registrant’s Press Release dated April 24, 2002, which is filed as Exhibit 99.1 to this Form 8-K is incorporated herein by reference.

Item 7.    FINANCIAL STATEMENTS AND EXHIBITS

                (c)           Exhibits

                                99.1.        Press Release dated April 24, 2002.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

ONELINK, INC.
(Registrant)

Date: May 13, 2002	By	/s/ Paul F. Lidsky
Paul F. Lidsky,

President, Chief  Executive Officer